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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) April 4, 1997
                                                          -------------

                          CORAM HEALTHCARE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)





      Delaware                           1-11343                 33-06153337
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(State or other jurisdiction             (Commission             (IRS Employer
       of incorporation)                 File Number)          Identification No.)


       Registrant's telephone number, including area code (303) 292-4973


1125 Seventeenth Street, Suite 2100, Denver Colorado                     80202
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(Address of Principal Executive Offices)                              (Zip Code)

1125 Seventeenth Street, Suite 1500, Denver Colorado                     80202
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(Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS


         On April 4, 1997, Coram Healthcare Corporation ("Coram") received from Integrated Health Services, Inc. a notice of termination (the "Notice") of the Agreement and Plan of Merger, dated as of October 19, 1996, among Coram, IHS and IHS Acquisition XIX, Inc., a wholly owned subsidiary of IHS ("Merger Sub"). The Notice also terminated the Letter Agreement dated March 30, 1997 which was, by its terms, terminable by either Coram or IHS giving notice of termination thereof to the other prior to 5:00 p.m., E.S.T., on April 4, 1997. The Letter Agreement amended certain terms of the Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS


         (C)  Exhibits.

                 None.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CORAM HEALTHCARE CORPORATION


Date:    April  9, 1997                    By:/s/ RICHARD M. SMITH
                                              --------------------------------
                                              Richard M. Smith
                                              Chief Financial Officer